Exhibit 99.1

Contact:

Kearstin Patterson

Sr. Director, Corporate Communications

615-236-4419 (office)

615-517-6112 (mobile)

kpatterson@biomimetics.com

BioMimetic Therapeutics Announces Highlights from

2012 Annual Meeting of Stockholders

Franklin, Tenn. – June 7, 2012 - BioMimetic Therapeutics, Inc. (NASDAQ: BMTI) today announced the results of its 2012 Annual Meeting of Stockholders that took place on June 7, 2012, at the Company’s headquarters. The Company’s shareholders voted in favor of all proposals identified in the Proxy Statement.

Re-elected to the board of directors for three year terms expiring at the 2015 Annual Meeting of Stockholders were Thorkil K. Christensen, Christopher B. Ehrlich and Charles W. Federico, who are all Class I directors.

In other voting, stockholders ratified the appointment of Ernst & Young LLP as BioMimetic’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Stockholders also approved the Company’s 2012 Equity Incentive Plan, as well as an amendment to the Company’s 2005 Employee Stock Purchase Plan. Additionally, stockholders approved the compensation of the Company’s named executive officers on a non-binding, advisory basis.

No other business was conducted at the meeting. For additional information on all proxy proposals, please review the Company’s Form 14A Proxy Statement filed with the Securities and Exchange Commission.

About BioMimetic Therapeutics

BioMimetic Therapeutics (NASDAQ: BMTI) is a biotechnology company specializing in the development and commercialization of clinically proven products to promote the healing of musculoskeletal injuries and diseases, including therapies for orthopedics, sports medicine and spine applications. All Augment® branded products are based upon recombinant human platelet-derived growth factor (rhPDGF-BB), which is an engineered form of PDGF, one of the body's principal agents to stimulate and direct healing and regeneration. Through the commercialization of this patented technology, BioMimetic seeks to become the leading company in the field of regenerative medicine by providing new treatment options for the repair of bone, cartilage, tendons and ligaments.

BioMimetic has received regulatory approvals to market Augment® Bone Graft in Canada, Australia and New Zealand for use in hindfoot and ankle fusion indications. Augment is pending regulatory decisions in the U.S. and European Union for similar indications. The Company also markets a bone graft substitute line of products for orthopedic indications called AugmatrixTM Biocomposite Bone Graft.

For further information contact Kearstin Patterson, senior director of corporate communications, at 615-236-4419.

Forward-looking Statements

This press release contains forward-looking statements about our future results of operations and financial position, product development programs, business strategy, budgets, projected costs, plans and objectives of management for future operations that are not historical facts. The words “may,” “continue,” “estimate,” “intend,” “plan,” “will,” “believe,” “project,” “expect,” “anticipate,” “optimistic” and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. There are many important factors that could cause actual results to differ materially from those indicated in the forward-looking statements, including factors related to: (i) the FDA may not be satisfied with the Company’s amendment to its PMA and may determine such PMA is not approvable or require additional clinical trials; (ii) despite the Company’s future marketing and commercialization efforts, Augment and Augmatrix may not achieve broad market acceptance; and (iii) the EU regulatory authorities may determine that the CE Mark for GEM 21S was improperly granted and may not approve the CE Mark for Augment as a medical device. Further, BioMimetic’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements because of risks detailed in BioMimetic’s recent annual and quarterly reports filed with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2012, which are incorporated in this press release by this reference. Except as required by law, BioMimetic undertakes no responsibility for updating the information contained in this press release beyond the published date, whether as a result of new information, future events or otherwise, and has no policy of doing so.

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